Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Max Buffer ETF – March

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

April 5, 2024

Notwithstanding anything to the contrary in the Fund’s prospectus or summary prospectus, the first sentence of the third paragraph of the section entitled “Summary Information – General Information on the FLEX Options” in the Fund’s prospectus and summary prospectus is hereby deleted and replaced in its entirety with the following:

“The Fund will generally, under normal conditions, hold three or four kinds of FLEX Options for each Target Outcome Period.”

Additionally, notwithstanding anything to the contrary in the Fund’s prospectus or summary prospectus, the following is added as the new third sentence of the third paragraph of the section entitled “Summary Information – General Information on the FLEX Options” in the Fund’s prospectus and summary prospectus:

“For a Target Outcome Period in which the Fund can set the buffer against 100% of the Underlying ETF losses while setting a cap of at least 7%, the Fund may not sell any put options as described above and elsewhere in this prospectus.”

Please Keep this Supplement with your Fund’s Prospectus

and Summary Prospectus for Future Reference